FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Nov. 30, 2021
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

27.  FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;
•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and
•	Level 3 – Unobservable inputs that are supported by little or no market activity, therefore requiring an entity to develop its own assumptions about the assumption that market participants would use in pricing.

The Company’s financial instruments consist of cash, restricted cash, receivables, loans receivable, accounts payable, loans payable, and long-term debt. The fair value of receivables, loans receivable, accounts payable and accrued liabilities, and loans payable approximates their carrying values. Long-term debt has been valued using a valuation methodology on initial recognition. Cash and restricted cash is measured at fair value using level 1 inputs. The derivative liability for the warrants is measured using level 2 inputs. The investment in equity instruments and the derivative liability for the contingent consideration was measured at fair value using level 3 inputs.

As at November 30, 2021, the fair value of the level 3 equity instruments was $nil (2020 - $2,966,110) based on a multiple of 6.9 times management’s estimate of Waterproof’s expected earnings before interest, taxes, and expected amortization. The Company’s investment in Waterproof did not have a quoted market price on an active market and the Company assessed the fair value of the investment based on Waterproof’s unobservable earnings. As a result, the fair value was classified as level 3 of the fair value hierarchy. The process of estimating the fair value of Waterproof was based on inherent measurement uncertainties and was based on techniques and assumptions that emphasize both qualitative and quantitative information. There was no reasonable quantitative basis to estimate the potential effect of changing the assumptions to reasonably possible alternative assumptions on estimated fair value of the investment.

As at November 30, 2021, the fair value of the level 3 derivative liability was $1,277,200 (2020 - $nil 0) based on management’s estimate of probabilities on the likelihood of IndieFlix achieving the projected revenue targets and the Company issuing the resulting common shares to the former noteholders of IndieFlix. Management the assessed the probabilities on a low case, base case, and high case scenario with a 20%, 60%, and 20% probability, respectively, of occurring to determine a weighted average number of expected common shares to be issued. The Company’s investment in IndieFlix did not have a quoted market price on an active market and the Company assessed the fair value of the investment based on IndieFlix’s unobservable expected earnings. As a result, the fair value was classified as level 3 of the fair value hierarchy. The process of estimating the fair value of the contingent consideration was based on inherent measurement uncertainties and was based on techniques and assumptions that emphasize both qualitative and quantitative information. As at November 30, 2021, a 10% change in the number of expected common shares to be issued or a 10% change in the Company’s share price would change comprehensive income (loss) by approximately $128,000.

The Company is exposed to a variety of financial risks by virtue of its activities including currency, credit, interest rate, and liquidity risk.

a)	Currency risk

Foreign currency exchange rate risk is the risk that the fair value or future cash flows will fluctuate as a result of changes in foreign exchange rates. The Company’s operations are carried out in Canada and the United States. As the Company’s functional currency is USD, the Company is subject to foreign currency exchange rate risk on its net assets denominated in CAD which could have an adverse effect on the profitability of the Company. As at November 30, 2021, the Company had assets totaling CAD$1,237,451 and liabilities totalling CAD$768,677. A 10% change in the exchange rate would change comprehensive income (loss) by approximately $37,000. The Company currently does not have plans to enter into foreign currency future contracts to mitigate this risk, however it may do so in the future.

b)	Credit risk

Credit risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation.

The Company’s cash is held in large Canadian and United States financial institutions. The Company maintains certain cash deposits with Schedule I financial institutions, which from time to time may exceed federally insured limits. The Company has not experienced any significant credit losses and believes it is not exposed to any significant credit risk. The Company’s sales tax receivable is due from the Government of Canada; therefore, the credit risk exposure is low.

The maximum exposure to credit risk as at November 30, 2021 is the carrying value of the receivables and loans receivable. The Company has allowed for an expected credit loss of $356,070 on the loans receivable as at November 30, 2021. During the year ended November 30, 2021, the Company increased the allowance by $101,085 which is included in the consolidated statements of comprehensive loss.

b)	Interest rate risk

Interest rate risk is the risk the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Financial assets and liabilities with variable interest rates expose the Company to cash flow interest rate risk. The Company does not hold any financial liabilities with variable interest rates. The Company does maintain bank accounts which earn interest at variable rates but it does not believe it is currently subject to any significant interest rate risk.

c)	Liquidity risk

The Company’s ability to continue as a going concern is dependent on management’s ability to raise required funding through future equity issuances and through short-term borrowing. The Company manages its liquidity risk by forecasting cash flows from operations and anticipating any investing and financing activities. Management and the Board of Directors are actively involved in the review, planning and approval of significant expenditures and commitments. As at November 30, 2021, the Company had a cash balance of $4,305,461 to settle current financial liabilities of $2,252,635. The Company is exposed to liquidity risk.